UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):
January 15, 2025
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Perrigo Company plc

(Exact name of registrant as specified in its charter)
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Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

The Sharp Building, Hogan Place, Dublin 2, Ireland D02 TY74
+353 1 7094000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
    (17 CFR 240.14d-2(b))
☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Securities Registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, €0.001 par value	PRGO	New York Stock Exchange
4.900% Notes due 2030	PRGO30	New York Stock Exchange
6.125% Notes due 2032	PRGO32A	New York Stock Exchange
5.375% Notes due 2032	PRGO32B	New York Stock Exchange
5.300% Notes due 2043	PRGO43	New York Stock Exchange
4.900% Notes due 2044	PRGO44	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of     Principal Officers

On January 15, 2025, the Board of Directors of Perrigo Company plc (the “Company” or “Perrigo”) appointed Jonas Samuelson to serve as a member of the Company’s board of directors (the “Board”) effective as of January 15, 2025. Mr. Samuelson will also serve on the Audit Committee and the Nominating and Governance Committee of the Board.

Mr. Samuelson brings substantial CEO, CFO and Board experience from both public and private companies. Most recently, he served as President, CEO and board member of AB Electrolux, where he also previously served as CFO for the Electrolux Group. Additionally, Mr. Samuelson served as CFO and Executive Vice President for Munters AB and held leadership roles in commercial finance, treasury and business planning and analysis with General Motors and Saab Automobile AB.

There are no arrangements or understandings between Mr. Samuelson and any other person pursuant to which he was selected as a director of the Company. For his service on the Board, Mr. Samuelson will be entitled to receive compensation provided to non-employee directors as approved by the Board and described in the Company’s proxy statement filed on March 22, 2024.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)
PERRIGO COMPANY PLC

		By:	/s/ Charles Atkinson
Dated:	January 16, 2025		Charles Atkinson
General Counsel & Company Secretary